                               AMENDMENT NO. 1 TO
                                CREDIT AGREEMENT


          AMENDMENT TO CREDIT AGREEMENT, dated as of August 27, 1997, among OLSTEN CORPORATION, a corporation organized under the laws of the State of Delaware (the "Borrower"), each of the Banks which is signatory hereto and THE CHASE MANHATTAN BANK, a New York banking corporation, as agent for the Banks (in such capacity, the "Agent").

                                    RECITALS:
                                    --------

          A. The parties hereto entered into that Credit Agreement, dated as of August 9, 1996, (the "Credit Agreement").

          B. The parties hereto desire to amend the Credit Agreement on the terms and conditions hereinafter set forth.

          C. Any capitalized terms used herein and not defined herein shall have the meanings given to them in the Credit Agreement.

      NOW, THEREFORE, the parties hereto agree as follows:

                                   ARTICLE 1.
                         AMENDMENTS TO CREDIT AGREEMENT

          This Amendment shall be deemed to be an amendment to the Credit Agreement and shall not be construed in any way as a replacement or substitution therefor. All of the terms and provisions of this Amendment are hereby incorporated by reference into the Credit Agreement as if such terms were set forth in full therein.

          SECTION 1.1. Section 2.5(b) (ii) of the Credit Agreement is hereby amended by deleting the references to "$5,000,000" and "$1,000,000" therefrom and substituting the following in their respective places: "$1,500,000" and "$500,000".

          SECTION 1.2. Section 2.7 of the Credit Agreement is hereby further amended by deleting the reference to "$5,000,000" and the last reference to "$1,000,000" therefrom and substituting the following in their respective places: "$1,500,000" and "$500,000".

          SECTION 1.3. Section 8.1(b) of the Credit Agreement is hereby amended by inserting immediately after the reference to "Schedule 6.10" the following:
", as such Schedule may be amended from time to time,". The Credit Agreement is hereby further amended by deleting Schedules 6.9, 6.10 and 6.17 therefrom and by substituting in their respective places Schedules 6.9, 6.10 and 6.17 to this Amendment.









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                                     ARTICLE 2.
                            REPRESENTATIONS AND WARRANTIES

          The Borrower hereby represents and warrants to the Banks that:

          SECTION 2.1. Except to the extent previously disclosed in writing to the Banks, each and every of the representations and warranties set forth in
Article 6 of the Credit Agreement is true as of the date hereof with respect to the Borrower and, to the extent applicable, the Guarantor and each of their Subsidiaries and with the same effect as though made on the date hereof, and is hereby incorporated herein in full by reference as if fully restated herein in its entirety. In addition, in order to induce the Banks to enter into this Amendment, the Borrower hereby covenants, represents and warrants to the Banks that since June 29, 1997, there has been no material adverse change in the business, operations, properties or financial condition of the Borrower or of the Borrower, Guarantor and their Subsidiaries taken as a whole.

          SECTION 2.2. No Default or Event of Default now exists except as specifically waived hereby.

          SECTION 2.3. The Borrower has the corporate power and authority to enter into, perform and deliver this Amendment and any other documents, instruments, agreements or other writings to be delivered in connection herewith. This Amendment and all documents contemplated hereby or delivered in connection herewith, have each been duly authorized, executed and delivered and the transactions contemplated herein have been duly authorized.

          SECTION 2.4. This Amendment and any other documents, agreements or instruments now or hereafter executed and delivered to the Banks by the Borrower in connection herewith constitute (or shall, when delivered, constitute) valid and legally binding obligations of Borrower, each of which is and shall be enforceable against Borrower in accordance with their respective terms.

          SECTION 2.5. No representation, warranty or statement by the Borrower contained herein or in any other document to be furnished by the Borrower in connection herewith contains, or at the time of delivery shall contain, any untrue statement of material fact, or omits or at the time of delivery shall omit to state a material fact necessary to make such representation, warranty or statement not misleading.

          SECTION 2.6. No consent, waiver or approval of any entity is or will be required in connection with the execution, delivery, performance, validity or enforcement of this Amendment, or any other agreements, instruments or documents to be executed and/or delivered in connection herewith or pursuant hereto.















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
                                    ARTICLE 3.
                                  MISCELLANEOUS

          SECTION 3.1. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing any such counterpart.

          SECTION 3.2. This Amendment shall be governed by, and interpreted and construed in accordance with, the laws of the State of New York.

          SECTION 3.3.  Except  as  specifically   amended  hereby,  the  Credit
Agreement shall remain in full force and effect in accordance with its terms.

       IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

                              OLSTEN CORPORATION


                              By:______________________
                              Name:  Laurin L. Laderoute, Jr.
                              Title: Vice President

                              THE CHASE MANHATTAN BANK, as
                                Agent and a Bank


                              By:______________________
                              Name:  Richard G. Williams
                              Title: Vice President

                              NATIONSBANK, N.A.


                              By:______________________
                              Name: ______________________
                              Title:  Vice President

                              WELLS FARGO BANK, N.A.


                              By:______________________
                              Name: ______________________
                              Title:  Vice President














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
                              DRESDNER BANK AG, New York Branch
                                    and Grand Cayman Branch


                              By:______________________
                              Name: ______________________
                              Title:  Vice President

                              By:______________________
                              Name: ______________________
                              Title:  Assistant Treasurer


                              FIRST UNION NATIONAL BANK


                              By:______________________
                              Name: ______________________
                              Title:  Vice President


                              FLEET BANK, NATIONAL ASSOCIATION


                              By:______________________
                              Name: ______________________
                              Title:  Vice President


                              CREDIT LYONNAIS, NEW YORK BRANCH


                              By:______________________
                              Name: ______________________
                              Title:  Vice President

                              EUROPEAN AMERICAN BANK


                              By:______________________
                              Name: ______________________
                              Title:  Vice President

















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
                              KEY BANK NATIONAL ASSOCIATION


                              By:______________________
                              Name: ______________________
                              Title:  Vice President


                              MARINE MIDLAND BANK


                              By:______________________
                              Name: ______________________
                              Title:  Vice President


                              THE BANK OF NEW YORK


                              By:______________________
                              Name: ______________________
                              Title:  Vice President





































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